SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2001


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



      000-22609                                           84-1339282
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



       1801 California Street                    Denver, Colorado        80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400
                                                            ------------

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 Press release dated June 19, 2001.

Item 9.  Regulation FD Disclosure.

On June 19, 2001, Qwest Communications International Inc. ("Qwest") issued a press release. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 19, 2001, Joseph P. Nacchio, Qwest's Chairman and CEO, hosted a conference call with media, analysts, investors and other interested persons during which it discussed, among other things, its business, operations and expected financial results for future periods. As announced in the press release, the call was webcast live on the Internet.

On the call Mr. Nacchio stated the following, among other things (all numbers are approximate):

o With respect to reported concerns of overcapacity, widespread deployment of fiber or a fiber glut, he believed such concerns were misplaced because, among other things, for every dollar of capital invested in laying the fiber in the ground, it required $1 or $2 to light the fiber and make it available for service. He said that he believed that owners of fiber would not spend the additional amounts required to place the fiber in service unless they could earn a satisfactory return on the additional expenditures. He said that concerns that owners would make uneconomic decisions with respect to the additional expenditures were based on the sunk cost fallacy.

o Qwest was comfortable with previously announced financial guidance for the 2nd quarter and the full year 2001.

o The economy in the first half of 2001 was softer than the economy in the first half of 2000. The softness in the economy had resulted in a different product mix than Qwest had anticipated at the beginning of the year. For example, the Qwest's wholesale business in the first half of the year was stronger than expected, in part as a result of concerns of Qwest's wholesale customers with respect to the financial stability or longevity of some of Qwest's competitors. He believed that, because Qwest served both the local service market and the long distance and data market, it had greater flexibility in changing its product mix to achieve its revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) targets for the year.

o In light of the softness in the economy, he believed it was prudent for Qwest to be conservative in its expectations. He said that Qwest expected that results for the year would be near the lower end of previously announced guidance. He said that Qwest expected 2001 revenue of between $21.3 and $21.5 billion, and EBITDA of between $8.5 and $8.6 billion.

o He expected Qwest to receive Section 271 approval to provide long distance services throughout its 14-state local service territory by the end of the second quarter of 2002. He believed that recent adjustments in the Section

     271 testing schedule would not materially affect Qwest's ability to achieve its 2002 revenue objectives.

o Qwest had acquired fiber from other companies in the United States and elsewhere in the world, in some cases in exchange for its own fiber, for strategic purposes, including the diversification of its asset base and revenues and the acceleration of its business plans. Mr. Nacchio said that Qwest may enter into additional such transactions.

o He said that Qwest does not have any present intention to acquire Global Crossing Ltd. or Sprint Corporation.

o He had not sold any shares of Qwest stock for several days under his previously announced daily sales program because the minimum price contained in that program was significantly higher than the market price.

Forward Looking Statements Warning
----------------------------------

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of Qwest's stock price, intense competition in the communications services market, changes in demand for Qwest's products and services, dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels, rapid and significant changes in technology and markets, adverse changes in the regulatory or legislative environment affecting Qwest's business and delays in Qwest's ability to provide interLATA services within its 14-state local service territory, failure to maintain rights of way, and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST, Inc. timely or at all and difficulties in combining the operations of Qwest and U S WEST. This release is based upon the best information available at this time, but does not necessarily include all information that would be available at a quarterly earnings announcement. The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention and is based upon, among other things, the existing regulatory environment, conditions in the industry and economy generally and market conditions and prices. Qwest may change its intentions, at any time and without notice, based upon any changes in such factors, in Qwest's assumptions or otherwise. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE:  June 20, 2001                By:  /s/ Yash A. Rana
                                         ---------------------------------
                                         Yash A. Rana
                                         Vice President